SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 15, 2002	Commission File Number 000-26076

SINCLAIR BROADCAST GROUP, INC

(Exact name of registrant)

Maryland	52-1494660
(State of organization)	(I.R.S. Employer Identification Number)

10706 Beaver Dam Road
Cockeysville, MD 21030
(Address of principal executive offices and zip code)

(410) 568-1500
(Registrant’s telephone Number)

SINCLAIR BROADCAST GROUP, INC.

Item 7.  Financial Statements, ProForma Financial Information and Exhibits

The following exhibit is filed as part of this report:

Exhibit 99.1   Credit Agreement (Dated as of July 15, 2002) between Sinclair Broadcast Group, Inc., the

Subsidiary Guarantors Party Hereto, the Lenders Party Hereto, JP Morgan Chase Bank, as Administrative Agent.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SINCLAIR BROADCAST GROUP, INC.

By:	/s/ David B. Amy

Name:	David B. Amy
Title:	Executive Vice President and Chief Financial Officer

Dated:  July 18, 2002